SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☑
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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Optelecom-NKF, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

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NOTICE OF ANNUAL MEETING OF THE
STOCKHOLDERS OF
OPTELECOM-NKF, INC.

To the Stockholders of Optelecom-NKF, Inc.

The Annual Meeting of Stockholders of Optelecom-NKF, Inc (the “Company”) will be held at the Company’s corporate office located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, on May 2, 2006, commencing at 1:30 p.m. for the following purposes:

1. To elect three directors to the Board of Directors to serve for a term ending at the 2009 Annual Meeting and until their successors have been elected and qualified;

2. To approve a Directors’ Compensation Plan for the Board of Directors

3. To extend the term of the 2001 Directors Stock Option Plan to December 31, 2010

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders, who will be entitled to notice of, and vote at, the Annual Meeting, or any adjournment thereof, is March 10, 2006. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please execute the enclosed proxy and mail it promptly. Should you attend the meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

Optelecom-NKF, Inc.

By:    /s/ James Armstrong

James Armstrong
Corporate Secretary

Germantown, Maryland
March 31, 2006

OPTELECOM-NKF, INC.
12920 Cloverleaf Center Drive,
Germantown, Maryland, 20874

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 2, 2006

This proxy statement is furnished to the stockholders of Optelecom-NKF, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Tuesday, May 2, 2006 at the Company’s corporate office located at 12920 Cloverleaf Center Drive, Germantown, Maryland, 20874, commencing at 1:30 p.m. and any adjournment thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors (the “Board”) does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about March 31, 2006.

A copy of the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2005 accompanies this proxy statement.

OPTELECOM-NKF, INC.
12920 Cloverleaf Center Drive
Germantown, MD 20874
(Address of Principal Executive Office)

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 2, 2006

GENERAL

Solicitation of Proxies

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Optelecom-NKF, Inc. (the “Company”) of proxies to be voted at an Annual Meeting of Stockholders. In addition to solicitation of proxies by use of the mails, proxies may be solicited by the officers and regular employees of the Company, without additional remuneration, by telephone, facsimile, telegraph, cable or personal interview. The Company will bear all costs of solicitation. The Company will also request brokerage houses, nominees, custodians, and fiduciaries to forward proxy material to the beneficial owners of shares held of record by them and reimburse their expenses.

The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is March 31, 2006.

Time and Place of Meeting

The Annual Meeting of Stockholders will be held at the corporate headquarters of the Company located at 12920 Cloverleaf Center Drive, Germantown, Maryland 20874 on May 2, 2006 at 1:30 PM local time.

Voting and Revocation of Proxies

All shares of Common Stock, $0.03 par value (the “Common Stock”), represented by effective proxies will be voted at the meeting or any adjournment thereof in accordance with the instructions indicated thereon. In the absence of instructions, shares represented by such proxies will be voted in favor of proposals 1, 2 and 3. With respect to any other matter that may properly come before the meeting or any adjournment thereof, proxies will be voted at the discretion of the Board of Directors. The Board of Directors is not aware of any such other matters.

The holders of 33 1/3% of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum. (See Securities Entitled to Vote and Record Date for the number of shares outstanding and entitled to vote). The Board of Directors reserves the right to adjourn the Annual Meeting of Stockholders if a quorum is not obtained by the date set for the meeting. At any subsequent reconvening of the meeting, the Board of Directors may cause the proxies solicited hereby to be voted in the same manner as they were voted or could have been voted at the original meeting, except that any proxies effectively revoked prior to the reconvening of the meeting shall not be voted.

Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use either in person at the meeting or by sending written notice of such revocation (or a later-dated proxy) to the Company.

Securities Entitled to Vote and Record Date

The Board of Directors has fixed the close of business on March 10, 2006 as the date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting. On that date the Company had 3,337,686 shares of Common Stock outstanding. Stockholders will be entitled to one vote on each proposal for each share held of record on such record date.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT, AND DIRECTORS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 10, 2006 by each director, nominee for director, and all directors, and officers as a group. The Company does not know of any other person who owns beneficially more than 5% of the outstanding shares of the Company’s Common Stock.

	Shares of
	Common Stock
	Owned		Percent
Name of Beneficial Owner	Beneficially(1)		of Class

Walter R. Fatzinger, Jr.	17,500	(2)	*
Robert F. Urso	14,500	(2)	*
David R. Lipinski	41,000	(2)	1.2%
Edmund D. Ludwig	169,477	(2)(3)	5.1%
Carl J. Rubbo, Jr.	31,500	(2)	*
James Armstrong	38,098	(2)	1.1%
Thomas Overwijn	18,750	(2)	*
All directors and Executive Officers as a group (7 persons)	330,825	(1)(2)(3)	9.9%

*	Less than 1%

(1)	For purposes of this proxy statement “beneficial ownership” of a security exists when a person directly or indirectly has or shares “investment power”, which includes the power to dispose or direct the disposition of such security, or “voting power”, which includes the power to vote or direct the voting of such security. The address of each person is c/o the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874.

(2)	Includes shares of Common Stock that were subject to options entitling the holder to acquire the shares subject thereto within 60 days of March 10, 2006. On that date Messrs. Ludwig, Armstrong, Lipinski, Fatzinger, Rubbo, Urso and Overwijn held such options for the purchase of 75,000, 37,500, 32,500, 14,000, 21,500, 11,000 and 18,750 shares respectively.

(3)	Includes 23,693 shares which Mr. Ludwig owns jointly with his wife, Mrs. Roberta Ludwig.

ELECTION OF DIRECTORS

PROPOSAL 1 — COMPANY PROPOSAL TO ELECT THREE DIRECTORS

Our Certificate of Incorporation divides our Board into three classes, as nearly equal in number of directors in each class as the then total number of directors constituting the Board permits, with the term of office of one class expiring each year. One class of directors is elected each year to serve for a term of three years and until successors are duly qualified.

The terms of James Armstrong, Robert F. Urso and Thomas Overwijn as directors will expire at the Annual Meeting of Stockholders. The Board has nominated Messrs. Armstrong, Urso and Overwijn to serve on the Board for a three-year term to expire at the Annual Meeting of Stockholders in 2009 and until their successors are elected. Mr. Armstrong is currently an Executive Vice President of the Company and Chief Operating Officer of the Company’s North American operations. Mr. Urso is currently a member of both the Compensation Committee and the Audit Committee. Mr. Overwijn is currently an Executive Vice President of the Company and Chief Operating Officer of the Company’s European operations.

The Company currently does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested outside Directors and voted upon by all disinterested Board members.

The nominees have all indicated that they are willing and able to serve as directors if elected. If any of the nominees should become unable or unwilling to serve, it is the intention of the persons designated as proxies to vote instead, at their discretion, for such other person or persons as may be designated as nominee(s) by a majority of the disinterested outside Directors.

Required Stockholder Vote

The affirmative vote of the holders of a majority of the outstanding Common Stock represented at the meeting is required to elect directors.

The Board of Directors recommends a vote FOR the election of each of Mr. Armstrong, Mr. Urso and Mr. Overwijn under this proposal.

Set forth in the table below is certain information regarding the nominee and each person whose term of office will continue after the meeting.

	Present Term
	Expires at	Year in Which
	Annual	Service as a
Name, Age, Position with the Company, and Principal Occupation During Last 5 Years	Meeting in	Director Began

James Armstrong, 49 — Executive Vice President of the Company and Chief Operating Officer of the Company’s North American Operations from November 28, 2005 to present. Chief Financial Officer of the Company from September 25, 2002 to present; Controller of the Company from June 2001 to September 25, 2002; Director of Financial Planning and Analysis of Kinkos.com from August 1999 through January 2001	2006	2001
David R. Lipinski, 54 — Management Consultant in corporate finance and strategic business development from November 2005 to present; Assistant Vice President, Business Banking, Fifth Third Bank from September 2004 to October 2005; Management Consultant in corporate finance and strategic business development from June 2004 to September 2004; Vice President of Spire Corporation from August 2003 to May 2004; Management Consultant in corporate finance and strategic business development from October 2002 to August 2003; Vice President for Corporate Development of Stratos Lightwave from June 2000 to October 2002. Currently serving as outside Director of Spire Corporation
	2007	2000
Edmund D. Ludwig, 65 — President and CEO of the Company since December 14, 2001; Executive Vice President of Operations of the Company from October 2000 to December 14, 2001; Chief Executive Officer of the Company from May 2000 to October 2000; President and Chief Executive Officer of the Company from January 1991 to May 2000	2007	1980
Thomas W. M. Overwijn, 43 — Executive Vice President of the Company and Chief Operating Officer of the Company’s European Operations from November 28, 2005 to present. Managing Director of Optelecom-NKF B.V. from March 8, 2005 to present. General Manager of NKF Electronics from January 1, 1998 to March 8, 2005	2006	2005
Carl J. Rubbo, Jr., 46 — Managing Member, BTO Towers Series 25, LLC from January 2001 to present; Vice President and CFO of Capital Programs Management, Inc. from August 1999 to January 2002; Vice President of Branch Banking &Trust Company and Senior Vice President of Franklin National Bank from May 1996 to August 1999	2008	1999
Robert F. Urso, 50 — President and COO, KMS Solutions, LLC from August 2005 to present; President and CEO of KEI Pearson, Inc. from December 2003 to July 2005; President and COO of L-3 EER Systems, Inc. from October 2001 to December 2003; Vice President and General Manager of DynCorp Technical Services, LLC from February 2000 to October 2001	2006	2004
Walter R. Fatzinger, Jr. 63 — Vice Chairman and Director of ASB Capital Management, Inc. from 2002 to present; prior to December 31, 2002, served as President and CEO of ASB Capital Management, Inc.; Executive Vice President of Chevy Chase Bank, F.S.B. from 1999 to 2002. Currently serving as outside Director of Mantech International	2008	2004

PROPOSAL 2 — APPROVAL OF 2006 DIRECTORS COMPENSATION PLAN

The officers of the Company feel that, in order to attract talented individuals to serve as directors of the Company, which is viewed as a key component to our continued growth and success, it will be necessary to compensate the outside directors to a greater extent than at present. Currently, the outside Directors of the Company are compensated under the 2003 Directors Compensation Option Plan, which provides that each outside Director receives the sum of $1,000 for each meeting attended either in person or by telephone and stock options to purchase 1,000 shares of common stock at an expense price equal to market price on the date of grant for each meeting attended either in person or by telephone. Each committee member receives $750 for each formal meeting of the Audit Committee and Compensation Committees of the Board attended either in person or by telephone. No additional compensation is paid when a committee meeting is held in conjunction with a meeting of the board. The Chairman of the Board of Directors (if he is a non-employee) receives a $4,000 quarterly retainer and the Chairmen of each of the Audit and Compensation Committees receive a $2,500 quarterly retainer. All non-employee Directors are granted 1,000 shares of restricted stock (non-transferable for a period of two (2) years) on the date of the annual meeting. This grant is supplemented with a cash payment equal to the tax amount due on such grant. Each director is reimbursed for all reasonable expenses incurred in attending meetings and tending to the Company’s business. All shares of stock issued under the 2003 Directors Compensation Option Plan were issued in accordance with the terms and conditions of the 2001 Directors Stock Option Plan. Each director is required to hold 2,500 shares of stock within a year of their election to the Board. To facilitate this process, directors are permitted to pay for their shares and the taxes involved with board and committee fees and retainers until they have accumulated the required number of shares.

In order to address the issue of appropriate compensation for outside Directors, the inside members of the Board of Directors commissioned a third party consultant to prepare a report regarding the current compensation paid to outside directors by companies similar to the Company in order to determine the appropriate levels of compensation for its outside Directors.

The Board of Directors, with the outside Directors abstaining, approved the compensation plan set forth below (the “2006 Directors Compensation Plan”) and directed that the 2006 Directors Compensation Plan be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the 2006 Directors Compensation Plan will become effective July 1, 2006.

2006 Directors Compensation Plan

Under the proposed 2006 Directors Compensation Plan which, if approved, would become effective on July 1, 2006, each outside member of the Board of Directors will receive a quarterly retainer of $3,000 plus a payment of $1,000 for each meeting attended either in person or by telephone. Each member will receive $750 for each formal meeting of the Audit Committee and Compensation Committees of the Board attended either in person or by telephone. No additional compensation will be paid when a committee meeting is held in conjunction with a meeting of the board. The Chairman of the Board of Directors (if he/she is a non-employee director) will receive a $6,000 quarterly retainer and the Chairmen of each of the Audit and Compensation Committees will receive a $2,500 quarterly retainer. All non-employee Directors will be granted 625 shares of restricted stock (non-transferable for a period of two (2) years) on the first day of each calendar quarter. This grant will be supplemented with a cash payment equal to the tax amount due on such grant. Each director will be reimbursed for all reasonable expenses incurred in attending meetings and tending to the Company’s business. All shares of stock issued under the 2006 Directors Compensation Plan will be issued in accordance with the terms and conditions of the 2001 Directors Stock Option Plan. Each director will be required to hold 3,500 shares of stock within a year of their election to the Board. To facilitate this process, directors will be permitted to pay for their shares and the taxes involved with board and committee fees and retainers until they have accumulated the required number of shares.

Required Stockholder Vote

The approval of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required to adopt this resolution.

Your Board of Directors recommends a vote FOR this Proposal.

PROPOSAL 3 — EXTENSION OF 2001 DIRECTORS STOCK OPTION PLAN

The 2001 Directors Stock Option Plan was previously approved by the stockholders in 2001 with an effective date of January 1, 2001. Originally, the Plan provided that each outside Director receive an option to purchase 1,000 shares of common stock of the Company at an exercise price equal to the market price on the day the option is granted for each Board Meeting attended in person and an option to purchase 500 shares of common stock on the same terms and conditions for each Board Meeting attended telephonically, which compensation was limited to 2,000 shares per calendar quarter. This compensation arrangement was amended by the 2003 Directors Compensation Plan, which, after approval by the stockholders, became effective May 1, 2003. Under the current Plan, each outside member of the Board of Directors receives stock options to purchase 1,000 shares of common stock at an exercise price equal to market price at the date of grant for each meeting attended either in person or by telephone and 1,000 shares of restricted stock (non-transferable for a period of two (2) years) is granted to all non-employee Directors on the date of the annual meeting. The 2001 Directors Stock Option Plan under which the aforementioned options and shares are granted expired on December 31, 2005. A copy of the 2001 Directors Stock Option Plan is attached hereto as Exhibit D.

The Board of Directors, with the outside Directors abstaining, directed that a proposal extending the 2001 Directors Stock Option Plan to December 31, 2010 be submitted to a vote of the stockholders at the Annual Meeting. If approved by the stockholders, the extension of the 2001 Directors Stock Option Plan will be effective retroactively to January 1, 2006.

2001 Directors Stock Option Plan

The 2001 Directors Stock Option Plan under which the aforementioned options and shares are granted expired on December 31, 2005. The Plan contained 200,000 shares available for which options could be granted under the Plan. There are currently 82,500 shares still available for grant including options for 4,000 shares which, had the Plan not expired, would have been granted to the outside Directors for meetings of the Board of Directors.

Required Stockholder Vote

The approval of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required to adopt this resolution.

Your Board of Directors recommends a vote FOR this Proposal.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held five (5) meetings during 2005 and all directors attended at least 75% of such meetings. The Board of Directors has determined that, except for Messrs. Ludwig, Armstrong and Overwijn, each of the directors of the Company is independent, as defined by the NASDAQ listing standards.

The Board currently has a Compensation Committee and an Audit Committee.

The Board does not have a standing Nominating Committee. Nominees for the Board of Directors are selected and proposed by a majority of the disinterested independent Directors and voted upon by all disinterested Board members. The Board believes this process for nominating Directors has worked well in the past and that establishing a formal Nominating Committee is not necessary. The Board will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to the Board of Directors in care of the Secretary of the Company, 12920 Cloverleaf Center Drive, Germantown, Maryland 20874. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that the stockholder believes qualifies the person for consideration, a statement that the person has agreed to serve if nominated and elected, and any other information required under the Company’s bylaws.

The Board of Directors has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Board of Directors. The Board has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. In evaluating candidates for nomination, the Board will consider the factors it believes to be appropriate, which include the candidate’s personal and professional integrity, business judgment, relevant experience and skills, and potential to be an effective director in conjunction with the rest of the Board of Directors in collectively serving the long-term interests of the Company’s stockholders. Although the Board has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. The Board does not evaluate potential nominees for director differently based on whether they are recommended by a stockholder, an officer, a director or any other person.

Stockholders who themselves wish to nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with any advance notice and other requirements set forth in the Company’s Bylaws.

Shareholder Communications with Directors and Attendance at Annual Meeting

In order to provide the Company’s stockholders with a direct and open line of communication to the Board of Directors, the Board of Directors has adopted the following procedures for communications to directors. Stockholders of the Company and other interested persons may communicate with the Chairman of the Audit Committee or Compensation Committee or with the non-management directors of the Company as a group by sending an email to: Investor@optelecom.com. The email should specify which of the foregoing is the intended recipient.

All communications received in accordance with these procedures will be reviewed initially by the Company’s Investor Relations Department. The Investor Relations Department will relay any such communication to the appropriate director or directors unless the Investor Relations Department determines that the communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board of Directors or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the Board of Directors;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board of Directors or one or more of its committees and whether any response to the person sending the communication is appropriate. Any such response will be made through the Company’s Investor Relations Department and only in accordance with the Company’s policies and procedures and applicable law and regulations relating to the disclosure of information.

The Company’s Investor Relations Department will retain copies of all communications received pursuant to these procedures for a period of at least one year. The Board of Directors will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

The Board of Directors has a policy of encouraging members of the Board of Directors to attend the annual meetings of the stockholders. All of the directors attended last year’s annual meeting.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all of its directors and employees, including its principal executive officer and principal financial officer and all of its employees performing financial and accounting functions. The Code of Ethics will be posted to the Company’s website, www.optelecom-nkf.com in the near future, under a “Corporate Governance” section. The Company intends to disclose future amendments to, or waivers from, provisions of the Code of Ethics by posting such information on its website at the location specified above.

Compensation Committee

The Compensation Committee met seven (7) times during 2005 and all members attended at least 75% of such meetings. Current members of the Compensation Committee are Robert F. Urso, Carl J. Rubbo, Jr., Walter Fatzinger, Jr., and David R. Lipinski, who is chairman. The functions of the Compensation Committee are to review executive compensation and make recommendations to the Board of Directors concerning compensation levels of officers. It also administers the Company’s stock option and other compensation plans.

Compensation Committee Report on Executive Compensation

Compensation Philosophy

Our executive compensation program is administered by the Compensation Committee of our Board of Directors. Our Compensation Committee is currently composed of four (4) non-employee directors. The compensation committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under our stock option and other compensation plans. The objectives of the committee are to correlate executive compensation with our business objectives and performance, and to enable us to attract, retain and reward executive officers who contribute to our long-term success.

Our compensation program is designed to attract, retain, inspire and reward executive officers who contribute to the Company’s overall success. The Committee adheres to the following philosophy regarding compensation of the Company’s executive officers:

•	to provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company’s success;

•	to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

•	to create a mutuality of interest between executives and shareholders through a stock option program; and

•	to focus the executive’s attention on overall corporate objectives as well as the executive’s specific operational objectives.

As the industry in which the Company operates can be extremely competitive, the compensation committee believes that the compensation programs for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company, and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution, and financial performance. The committee’s goals are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial, division, and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity stake in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in other similarly sized and like industry corporations.

Components of Executive Compensation

The compensation program for the Company’s executive officers consists of the following components:

•	base salary;

•	long-term equity incentives; and

•	incentive bonus.

Base Salary

The Compensation Committee reviewed and approved salaries for the Chief Executive Officer and the other persons named in the Summary Compensation Table during fiscal 2005. Base salaries were established by the Compensation Committee based upon competitive compensation data for similar public companies, an executive’s job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. The Compensation Committee based its determination of Mr. Ludwig’s salary on both Mr. Ludwig’s duties and responsibilities and the salaries paid to chief executive officers of peer companies of comparable size within the advanced technology industry.

Long-Term Equity Incentives

The Compensation Committee provides the Company’s executive officers with long-term incentive compensation through grants of equity in the form of options to purchase the Company’s common stock and of restricted common stock. The goal of the long-term equity incentive program is to align the interests of executive officers with those of the Company’s stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options and restricted stock directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term equity incentive plan is to tie the number of stock options and restricted stock awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company establishes a target equity award based upon each executive officer’s position, responsibilities, and historical and expected future contributions to our company. The actual equity awards are then determined by comparing actual Company performance with specific Company-based performance goals, as well as to individual performance goals, measured at the end of the fiscal year. The equity awards also utilize vesting periods that encourage key executives to continue in the employ of the Company.

Recently, the Financial Accounting Standards Board revised standards requiring companies to recognize certain expenses related to stock options. Prior to 2005, the long-term equity incentive plan relied entirely on stock options. In light of the changes in accounting for equity-based compensation, the Committee and the Company have evaluated whether to continue to use stock options as incentives to the extent used in the past and have determined to utilize a mix of restricted stock grants and stock option grants as long-term equity incentives for 2005 and beyond. Additionally, in connection with the changes in accounting for equity-based compensation, the Committee and the Company have evaluated whether it would be in the best interests of the Company to accelerate the vesting of existing issued but unvested stock options. The Committee and the Company have determined not to accelerate the vesting of existing stock options but rather to retain the current vesting schedule as being most advantageous to the Company.

Incentive Cash Bonus

The Compensation Committee reviewed and approved the Company’s Management Bonus Plan for the Chief Executive Officer, the persons named in the Summary Compensation Table, and other management level employees. Our Chief Executive Officer’s bonus is determined by the Compensation Committee, without participation by him. Bonus payments to our Chief Financial Officer and other management personnel are determined by the Compensation Committee in consultation with our Chief Executive Officer. The goal of the incentive cash bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company, and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company’s cash bonus plan establishes a target cash bonus calculated as a percentage of the employee’s base salary. The cash bonus amounts then are determined by specific Company-based performance goals, as well as to individual performance goals, measured at the end of the fiscal year. A significant portion of each executive officer’s potential annual compensation is a performance-based bonus.

Special Tax Consideration — Section 162(m)

The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless compensation is performance-based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

Salary of President and CEO

The President and CEO’s annual base salary for 2005 was $220,000, unchanged from 2004, a cash bonus of $56,980, and an automobile allowance of $6,000. He received 30,000 options in 2005 related to 2004 performance. There was no additional compensation.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee during 2005 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of it subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the other executive officers, directors or Compensation Committee members of the Company currently serve, or have in the past served, on the compensation committee of any company whose directors and executive officers serve or have served on the Company’s Compensation Committee.

The members of the Compensation Committee of the Company respectfully submit this report.

COMPENSATION COMMITTEE

David R. Lipinski Chairman
Carl J. Rubbo, Jr.
Robert F. Urso
Walter Fatzinger, Jr.

STOCK PRICE PERFORMANCE GRAPH

Set forth in this section is a line graph comparing the cumulative total stockholder return on Optelecom-NKF common stock against the cumulative total return of the NASDAQ US Index and the NASDAQ Telecommunications Stocks Index for the period of five fiscal years commencing December 30, 2000 and ending December 31, 2005. The graph and table assume that $100 was invested on December 30, 2000 in each of Optelecom-NKF Common Stock, the NASDAQ US Index and the NASDAQ Telecommunications Stocks Index and that all dividends were reinvested. This data was furnished by NASDAQ.

COMPARISON OF FIVE-YEAR CUMULATIVE RETURN AMONG OPTELECOM-NKF, THE NASDAQ US INDEX AND THE NASDAQ TELECOMMUNICATIONS STOCKS INDEX

	2000	2001	2002	2003	2004	2005
Optelecom-NKF	$100	149	252	494	503	728
Nasdaq US Index	$100	79	55	82	89	91
Nasdaq Telecommunications Stocks Index	$100	67	31	51	54	52

Report of the Audit Committee and Audit Fees

Report of the Audit Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

The Audit Committee (“Audit Committee”) oversees the Company’s financial reporting process on behalf of the Board of Directors, and is composed of all four of the independent Directors who are not officers and employees of the Company. The Audit Committee met five (5) times in 2005 and all members attended at least 75% of such meetings. The Audit Committee recently adopted an Audit Committee Charter, which is attached as Appendix A to these proxy materials.

All current members of the Company’s Audit Committee are independent within the meaning of the NASDAQ listing standards and the rules of the Securities and Exchange Commission. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors.

Our Board of Directors has determined that both Messrs. Carl J. Rubbo, Jr. and David R. Lipinski are “audit committee financial experts” as defined by the Securities and Exchange Commission.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company’s financial reporting and controls and procedures and the certifications by the Company’s Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

The Audit Committee also reviewed with the independent auditors, who are responsible for performing an independent audit of the Company’s Financial Statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States) and issuing a report on those Financial Statements, the financial statements in the Annual Report on Form 10-K. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended.

The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by Grant Thornton LLP prior to the firm being retained to perform such services.

We are not employees of the Company and we are not accountants or auditors by profession. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the company’s financial statements has been carried out in accordance with United States generally accepted auditing standards or that our Company’s independent accountants are in fact “independent”.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Carl J. Rubbo, Jr., Chairman
Walter R. Fatzinger, Jr.
David R. Lipinski
Robert F. Urso

Independent Public Accountants

The Audit Committee selected Grant Thornton LLP as independent public accountants for the Company for the year ending December 31, 2005. Grant Thornton LLP has served as independent public accountants for the Company since November, 2003. To the knowledge of the Company, at no time has Grant Thornton LLP had any direct or indirect financial interest in or any connection with the Company other than in connection with services rendered to the Company.

The selection of Grant Thornton LLP was made by the Audit Committee, which is composed wholly of outside Directors. The Audit Committee meets periodically with the Company’s Chief Financial Officer and independent public accountants to review the scope and results of the audit function and to set the policies relating to audit scope and estimated fees for the coming year.

The Company anticipates that a representative of Grant Thornton LLP will attend the Annual Meeting for the purpose of responding to appropriate questions from stockholders.

Independent Public Accountants’ Fees

Audit Fees.  The aggregate for professional services rendered by Grant Thornton in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2005 and 2004 fiscal years was approximately $244,499 and $99,564, respectively.

Audit Related Fees.  Fees related to due diligence services performed in connection with our acquisition of NKF Electronics and reviewing registration statements on Form S-8 during fiscal year 2005 were $122,740 which are not disclosed above under “Audit Fees.” The fees for fiscal year 2004 were $76,194.

Tax Fees.  The aggregate tax fees billed by Grant Thornton and the Company’s previous independent auditors during each of fiscal years 2005 and 2004 for tax services related to us were $39,805 and $17,745, respectively.

Other Fees.  None.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditor

All the services described above were approved by our Audit Committee. In accordance with the Charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor’s independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant’s independence.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows a three-year history of the compensation of the Company’s President and CEO and a three-year history of the compensation of the Company’s Executive Vice President and Chief Financial Officer, who were the only executive officers of the Company (the “Named Executives”) serving as such as of the end of 2005 whose total salary and bonus for the year ended December 31, 2005 was in excess of $100,000 for services rendered in all capacities for such year.

					Long-Term
					Compensation
		Annual Compensation			Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus(3)	Compensation(4)	Options (#)	Compensation

Edmund Ludwig, President and CEO	2005	$220,000	$56,980	$6,000	30,000	-0-
Edmund Ludwig(1)	2004	$220,000	$155,100	$6,000	30,000	-0-
Edmund Ludwig(1)	2003	$190,000	$118,750	$10,361	30,000	-0-
James Armstrong(2)	2005	$151,637	$27,930	-0-	15,000	-0-
James Armstrong(2)	2004	$139,158	$59,220	-0-	15,000	-0-
James Armstrong(2)	2003	$130,955	$50,625	-0-	12,500	-0-

(1)	Mr. Ludwig has been President and CEO of the Company since December 2001.

(2)	Mr. Armstrong was CFO of the Company from September 25, 2002 and was appointed Executive Vice President and Chief Operating Officer on the Company’s North American operations on November 28, 2005. Mr. Armstrong will continue to serve as the Company’s Chief Financial Officer until a successor is found.

(3)	Bonus calculated on the fiscal year-end results.

(4)	Includes a payout of one week’s earned but unused vacation for 2003 and an automobile allowance of $500 per month for 2003, 2004 and 2005.

Options Grants in Last Fiscal Year

The following table sets forth information regarding the stock options granted to each of the Company’s Named Executives during 2005.

	Number of	Percent of Total
	Securities	Options/SARs
	Underlying	Granted to
	Options/SARs	Employees in Fiscal
Name	Granted (#)	Year	Exercise Price	Expiration Date

Edmund Ludwig	30,000	17.1%	$9.05	1/7/2010
James Armstrong	15,000	8.6%	$9.05	1/7/2010

Aggregated Option Exercised in the Last Fiscal Year and Fiscal Year-End Values

The following table sets forth information regarding the stock options and option holdings by each of the Company’s Named Executives during 2005 and the number and value of unexercised stock options at December 31, 2005. The value of unexercised stock options is based on the closing price of $13.40 per share of Common Stock on December 30, 2005, the last trading day of 2005.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
			Options at		Options at
	Shares Acquired	Value	December 31, 2005 (#)		December 31, 2005 ($)
Name	on Exercise (#)	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Edmund Ludwig	0	$0	60,000	30,000	$389,550	$129,450
James Armstrong	0	$0	37,500	15,000	$291,925	$64,725

Employment Contracts

Mr. Edmund D. Ludwig and James Armstrong are both compensated pursuant to employment agreements which may be terminated by either party upon thirty (30) days written notice. Mr. Ludwig was elected President and

CEO on December 11, 2001. Mr. Armstrong was appointed CFO on September 25, 2002 and Executive Vice President and COO of North American Operations on November 28, 2005.

Summary Material Terms and Conditions of these Employment Agreements are as follows:

Edmund Ludwig

Employee shall serve as the President and Chief Executive Officer of the Company, reporting to the Chairman of the Board of the Company and to the Board of Directors

Term of Agreement.  The Employee’s employment is on an “at-will” basis and shall continue indefinitely until terminated.

Compensation.   During the Employment Period, Employee shall be compensated for his services as follows:

(a) Base Salary.   $220,000 per year, reviewed annually.

(b) Bonus.   Annual bonus consisting of cash, options and restricted stock based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

(c) Other Benefits.   All employee benefit plans in which the Company’s employees are entitled to participate. Additionally, the Company shall lease a vehicle for the use of Employee at a monthly payment limited to not more than $500 per month.

Employee Expenses.   Reimbursement for reasonable or necessary expenditures incurred in the performance of duties approved by the Company.

Vacation.   During the Employment Period, Employee shall be entitled to four (4) weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination

a. If the Company terminates the agreement, Employee shall receive his Base Salary for a period of twelve (12) months following termination, any bonus earned through the termination date, and all employee benefits accrued through the termination date.

b. Notwithstanding, should the employee be terminated pursuant to a Change of Control, the employee shall be entitled to receive his Base Salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four (24) months following termination.

c. If the Employee properly terminates his employment by retirement he will receive an amount equivalent to one (1) week of the last annual base salary of Employee times the number of full years that Employee has been employed by the Company.

James Armstrong

Employee shall serve as the Chief Financial Officer and Executive Vice President and Chief Operating Officer, North American Operations of the Company, reporting to the president and Chief Executive Officer of the Company.

Term of Agreement.   The Employee’s employment is on an “at-will” basis and shall continue indefinitely until terminated.

Compensation

(a) Base Salary.   $190,000 per year, reviewed annually.

(b) Bonus.   Annual bonus consisting of cash, stock options, and restricted stock, based upon individual performance and specified sales, sales growth and profitability goals and objectives for the Company.

(c) Other Benefits.   All employee benefit plans in which the Company’s employees are entitled to participate.

Employee Expenses.   Reimbursement for reasonable or necessary expenditures incurred in the performance of duties, approved by the Company,

Vacation.   Four (4) weeks paid vacation in accordance with the Company’s regular vacation policies.

Termination  If the Company terminates the agreement, Employee receive his Base Salary and any bonus earned by Employee for a period of twelve (12) months following termination and all employee benefits accrued through the termination date.

Should the employee be terminated pursuant to a Change of Control, the employee shall be entitled to receive his Base Salary, any bonus earned through the termination date and to participate in all employee benefit plans for twenty-four (24) months following termination.

Director Compensation

Mr. Rubbo, Mr. Lipinski, Mr. Urso and Mr. Fatzinger were paid $20,750, $20,750, $10,750 and $10,750, respectively, during 2005. Each Director also received 1,000 shares of restricted (non-transferable for a period of two (2) years) Company common stock under the 2003 Directors Compensation Plan. Non-employee directors receive a stock option for the purchase of 1,000 shares of Company stock for attending each meeting of the Board of Directors. The option has an exercise price equal to the market price of the Company’s stock on the day of the meeting and expires five (5) years from the date of grant. Under the 2003 Directors Compensation Plan, each non-employee director receives a cash stipend for each Board or Committee meeting attended either in person or by telephone as well as 1,000 shares of restricted (non-transferable for a period of two (2) years) common stock on the date of each annual meeting of stockholders at the closing price on the date of the annual meeting. The Chairman of each of the Audit and Compensation Committees also receives a $2,500 quarterly retainer.

Equity Compensation Plan Information

Listed below is information on the Company’s equity compensation plans as of March 10, 2006.

Number of Securities
Remaining Available
	Number of		for Future Issuance
	Securities to be		Under Equity
	Issued Upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in Column(a)
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	430,088	$8.44	339,031
Equity compensation plans not approved by security holders	—	—	—

Totals	430,088	$8.44	339,031

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own ten percent or more of a registered class of the Company’s equity securities, to file reports about their beneficial ownership and changes in ownership of the Company’s common stock with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Forms 4 were required, the Company believes that during 2005 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION

None.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K (including the financial statements and schedules thereto) as filed with the Securities and Exchange Commission for our most recent fiscal year is included herewith.

OTHER MATTERS

Nominations, Other Business and Deadline for Stockholder Proposals

Under an amendment to the Company’s By-Laws adopted in February 1998, nominations for director may be made only by the Board or a Board committee or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may nominate a candidate for election as a director at an Annual Meeting of stockholders only by delivering notice to the Company not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting, except that if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, notice must be received not later than the tenth day following the earlier of the date the Company’s notice of the meeting is first given or announced publicly. With respect to a Special Meeting called to elect directors because the election of directors is not held on the date fixed for the Annual Meeting, a stockholder must deliver notice not later than the tenth day following the earlier of the date that the Company’s notice of the meeting is first given or announced publicly. Any stockholder delivering notice of nomination must include certain information about the stockholder and the nominee, as well as a written consent of the proposed nominee to serve if elected.

The By-Laws also provide that no business may be brought before an Annual Meeting except as specified in the notice of the meeting (which includes stockholder proposals that the Company is required to set forth in its proxy statement under SEC Rule 14a-8) or as otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote in accordance with the following procedures. A stockholder may bring business before an Annual Meeting only by delivering notice to the Company within the time limits described above for delivering notice of a nomination for the election of a director at an Annual Meeting. Such notice must include a description of and the reasons for bringing the proposed business before the meeting, any material interest of the stockholder in such business and certain other information about the stockholder. These requirements are separate and apart from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement under SEC Rule 14a-8.

Pursuant to the rules of the Securities and Exchange Commission, proposals must be received by the Secretary no sooner than January 2, 2007 and no later than February 1, 2007 in order to be considered for inclusion in next year’s proxy materials.

A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Secretary of the Company.

EXHIBIT A

OPTELECOM-NKF, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and to assist in Board oversight of (1) the integrity of the financial statements of the Company; (2) the compliance by the Company with legal and regulatory requirements; (3) the qualifications and independence of the Company’s independent auditors and (4) the performance of the Company’s independent auditors.

Committee Membership

The Audit Committee shall consist of no fewer than three (3) members of the Board all of whom shall meet the independence, experience and expertise requirements of the Nasdaq Stock Market and the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission thereunder. At all times at least one member of the Audit Committee shall be a “financial expert” within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be removed and replaced by the Board.

Committee Powers, Authority, Duties and Responsibilities

1. The Audit Committee shall have the sole authority to appoint the independent auditors to be retained by the Company, approve the compensation of the independent auditors, and be directly responsible, and have the sole authority, for the resolution of disagreements between management and the independent auditors regarding financial reporting and for the discharge or replacement of the independent auditors. The independent auditors shall report to the Audit Committee.

2. The Audit Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit, including tax services. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

3. The Audit Committee shall review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” the adequacy of internal controls that could significantly affect the Company’s financial statements, any material correcting adjustments that have been identified by the independent auditor, any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees. The Audit Committee shall, based on such review, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the past fiscal year.

4. The Audit Committee shall review analyses and reports prepared by management and the independent auditors of significant financial reporting issues and judgments and critical accounting policies and practices in connection with the preparation of the company’s financial statements and the ramifications of the use of alternative disclosures and treatments, the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

5. The Audit Committee shall review with management and the independent auditors the Company’s quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition.” The Audit Committee shall also discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

6. The Audit Committee shall review policies and procedures with respect to Company transactions in which officers or directors have an interest; where appropriate, including when their review is requested by management or the independent auditors, review policies and procedures with regard to officers’ expense accounts and perquisites, including their use of corporate assets and consider the results of any review of these areas by the internal audit staff or independent auditors. The Audit Committee shall review all related party transactions and similar matters to the extent required by the Nasdaq Stock Market to be approved by an audit committee or comparable body.

7. The Audit Committee shall meet periodically with management and the independent auditors to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee shall also review and evaluate the Company’s processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

8. The Audit Committee shall review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

9. The Audit Committee shall receive periodic reports, at least annually, from the independent auditor regarding the auditors’ independence, the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company, discuss such reports with the auditor, and take appropriate action on any disclosed relationship to satisfy itself of the auditor’s independence. The Audit Committee will also establish clear hiring policies for employees or former employees of the independent auditor.

10. The Audit Committee shall evaluate the performance of the independent auditor and, if so determined by the Audit Committee, have the exclusive authority to terminate and replace the independent auditors (subject, if deemed appropriate, to shareholder ratification).

11. The Audit Committee shall review the appointment and replacement of the senior internal auditing executive.

12. The Audit Committee shall meet with the independent auditor prior to the audit to review the planning and staffing of the annual audit and other examinations of the Company’s quarterly, annual and other financial information. The Audit Committee shall also review with the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of internal and external audit resources.

13. The Audit Committee shall obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, which pertains to auditor’s responsibility when the auditor discovers an illegal act, has not been implicated.

14. The Audit Committee shall obtain reports from management and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s code of business conduct and ethics.

15. The Audit Committee shall review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company’s response to any such problems or difficulties and to any management letter. Such review should include:

(a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

(b) Any changes required in the planned scope of the internal audit.

16. The Audit Committee shall review with management and the independent auditor (a) management’s assessment of the adequacy of the internal control structure and procedures of the Company for financial reporting (including any annual report on internal controls required in the annual report to shareholders), (b) the resolutions of any identified material weaknesses in such internal control structure and procedures and (c) the independent auditor’s attestation or report on management’s assessment of such internal control structure and procedures.

17. The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement and shall receive the information to be provided by the independent auditors for inclusion in the proxy statement, including with regard to fees relating to the audit.

18. The Audit Committee shall advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of business conduct and ethics. The Audit Committee shall review with corporate compliance officers and internal audit staff, and where appropriate the outside auditors, the Company’s policies and procedures regarding compliance with applicable laws and regulations, any significant issues noted during the implementation of such policies and procedures, and any significant changes recommended in the scope of such policies and procedures.

19. The Audit Committee shall review with the Company’s general counsel legal and regulatory matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from external counsel, regulators or governmental agencies.

20. The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

21. The Audit Committee shall meet at least annually with the chief financial officer and the members of management, and the independent auditors, in separate executive sessions.

22. The Audit Committee may form and delegate authority to subcommittees if determined to be necessary or advisable.

23. The Audit Committee shall make reports to the Board at the next regularly scheduled meeting following the meeting of the Audit Committee accompanied by any recommendation to the Board and shall keep a record of the Audit Committee’s acts.

24. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

25. The Audit Committee shall annually review its own performance.

26. The Audit Committee shall have the authority to engage, and obtain advice and assistance from, outside legal, accounting and other advisers, and the Company shall provide appropriate funding therefore as determined by the Audit Committee.

27. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

28. The Audit Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations of, or implement the policies and procedures recommended by the Audit Committee to assure compliance with, laws and regulations and the Company’s code of business conduct and ethics. This is the responsibility of management.

Adopted by the Board of Directors on March 3, 2006.

EXHIBIT B

OPTELECOM-NKF, INC.

COMPENSATION COMMITTEE CHARTER

I.	Committee Purpose

The purpose of the Compensation Committee (the “Committee”) is to determine the compensation arrangements of the Executive Officers of Optelecom-NKF, Inc. (the “Company”) as identified in the Company’s filings with the U.S. Securities and Exchange Commission and such other executive officers as the it deems appropriate (collectively, “Executive Officers”), and to administer and approve grants of options to employees under the Company’s Stock Option Plan, as may be amended from time to time. The Committee’s objectives are to attract and retain the best possible executive talent, to motivate these Executive Officers to achieve the goals inherent in the Company’s business strategy, to link executive and stockholder interests through performance goals and equity-based plans, and to provide a compensation package to the Company’s Executive Officers that recognizes individual contributions as well as overall business results.

The Committee shall strive to ensure that the Company’s Executive Officers are fairly compensated in relation to compensation packages provided for executives with comparable positions and responsibilities at comparable public companies.

II.	Committee Composition

The Committee shall consist of at least three members of the Board of Directors. All members of the Committee shall be non-management directors, one of whom shall serve as Chairman of the Committee.

III.	Committee Responsibilities and Duties

A. Compensation.  With respect to matters of compensation, the Committee shall:

1. Determine the appropriate base salary for the Company’s Executive Officers, subject to existing employment agreements, by evaluating the responsibilities of the position held, the individual’s experience and by reference to the competitive marketplace for executive talent, and approve any employment agreements and material modifications thereto with such Executive Officers.

2. Determine the total amount of bonuses available to be awarded to the Company’s employees and the amount of individual bonuses for Executive Officers, taking into account criteria applicable to the Company in general and individuals in particular and by reference to the competitive marketplace for executive talent.

3. Make grants of stock options (including making decisions regarding the timing, pricing, amount and other terms of such options) to all employees, taking into account criteria applicable to the Company in general and individuals in particular and by reference to the competitive marketplace for executive talent.

4. Review and assess the broad compensation policies, practices and structures for the compensation of Executive Officers. Approve any contractual agreements, and any significant amendments or modifications thereto, for all Executive Officers. The Committee may engage such outside consultants or other experts of its choosing, to assist it in evaluating the Company’s executive compensation practices and to advise it on the executive compensation practices of comparable companies.

5. Recommend to the Board of Directors the adoption of any additional stock-based incentive compensation plans that the Committee believes are necessary or desirable.

6. Review, assess and approve the benefits program designed and developed for the Executive Officers of the Company. The scope of this function includes only those retirement, health, and other benefit plans unique to the Executive Officers of the Company.

7. Provide any required report to stockholders regarding compensation policies or practices involving Executive Officers for inclusion in the Company’s proxy statement.

B. Report to Board of Directors.  The Committee shall provide an annual report to the Board of Directors regarding the status and disposition of the above matters.

B-1

EXHIBIT C

OPTELECOM-NKF, INC.

CODE OF ETHICS

Optelecom-NKF requires that all of its directors and employees abide by the fundamental principles of ethical behavior listed here in performing their duties.

OBEYING THE LAW — We respect and obey the laws, rules and regulations applying to all areas of the world in which we conduct business.

INTEGRITY OF RECORDING AND REPORTING OUR FINANCIAL RESULTS — We properly maintain accurate and complete financial and other business records, and communicate full, fair, accurate, timely and understandable financial results. In addition, we recognize that various officers and employees of Optelecom-NKF must meet these requirements for the content of reports to the U.S. Securities and Exchange Commission, other public communications.

RESPECTING HUMAN RIGHTS — We respect human rights and require our suppliers to do the same.

DELIVERING QUALITY — We are committed to producing quality products and services. Our business records and communications involving our products and services are truthful and accurate.

COMPETING ETHICALLY — We gain competitive advantage through superior performance. We do not engage in unethical or illegal trade practices.

RESPECTING DIVERSITY AND FAIR EMPLOYMENT PRACTICES — We are committed to respecting a culturally diverse workforce through practices that provide equal access and fair treatment to all employees on the basis of merit. We do not tolerate harassment or discrimination in the workplace.

AVOIDING CONFLICTS OF INTEREST — We avoid relationships or conduct that might compromise judgment or create actual or apparent conflicts between our personal interests and the interests of Optelecom-NKF. We do not use our position to obtain improper benefits for others or ourselves. We will not compete with Optelecom-NKF.

PROTECTING OUR ASSETS AND INFORMATION — We use Optelecom-NKF property, information and opportunities for Optelecom-NKF’s business purposes. We properly maintain the confidentiality of information entrusted to us by Optelecom-NKF or others.

INSIDE INFORMATION — As a publicly traded company, we have a legal and ethical obligation to assure that all material non-public information is not disclosed to anyone, inside or outside of Optelecom-NKF, unless for the specific performance of their job duties, and even then, we must specifically inform them of the fact that the information is not publicly known and must not be revealed.

OFFERING/ACCEPTING GIFTS, ENTERTAINMENT, BRIBES OR KICKBACKS — We do not offer or accept gifts or entertainment of substantial value. We do not offer or accept bribes or kickbacks.

SELLING TO GOVERNMENTS — We comply with the special laws, rules and regulations that relate to government contracts and relationships with government personnel.

POLITICAL CONTRIBUTIONS — We do not make contributions on behalf of Optelecom-NKF to political candidates or parties.

REPORTING ETHICAL, LEGAL OR FINANCIAL INTEGRITY CONCERNS — Any person may openly or anonymously report any ethical concern or any potential or actual legal or financial violation, including any fraud, accounting, auditing, tax or record-keeping matter. For reports that are not made anonymously, confidentiality will be maintained to the extent possible while permitting an appropriate investigation.

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Reports may be made openly or anonymously by regular mail to Director, Optelecom-NKF Corporate Ethics, 15217 Baileys Lane, Silver Spring, MD 20906. Reports may also be made to the office of the Director — Optelecom-NKF Corporate Ethics by telephone through Optelecom-NKF’s Ethics and Financial Integrity Help Line:

TELEPHONE:

From the U.S., dial toll free 1-800-826-6762. This call will be anonymous unless the caller identifies himself or herself.

From all other countries, dial the country-specific Direct Access number that can be found at www.att.com/international_business/dialing-guide/country-diallist.cgi. After dialing the Direct Access number, either an operator or a recorded voice will prompt the caller to dial 1-800-826-6762. This call will be anonymous unless the caller identifies himself or herself.

Optelecom-NKF will not permit any retaliation against any employee who reports an ethical, legal or financial concern nor will it discipline any employee for making a report in good faith.

PERSONAL RESPONSIBILITY

Every officer, director and employee has the personal responsibility to read, know and comply with the principles contained in this Code of Ethics. Compliance with these principles is a condition of employment, and failure to comply will result in discipline up to and including termination.

The Board of Directors shall determine, or designate appropriate management personnel to determine, the actions to be taken in the event of violations of the Code of Ethics. Such actions shall be reasonably designed to deter wrongdoing and to promote accountability for adherence to the Code of Ethics.

Every officer, director and employee has the duty to bring to the attention of a supervisor or another member of management, or the Director — Optelecom-NKF Corporate Ethics, or the Chair of the Audit Committee of the Board of Directors, or directly to the full Board of Directors, any activity that in his or her judgment would violate these principles. Potential violations may be reported to the Board or relevant Committee Chair by mail in care of the Director- Optelecom-NKF Corporate Ethics, at the above address. The Director will forward it unopened to the addressee(s).

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EXHIBIT D

OPTELECOM-NKF, INC.

2001 DIRECTORS STOCK OPTION PLAN

OPTELECOM, INC.

2001 DIRECTORS STOCK OPTION PLAN

ARTICLE I

PURPOSE

The purpose of the Plan is to provide an incentive to those members of the Board who are not employees of the Company or of any of its Subsidiaries so as to enhance their identity with the Company and its financial success.

ARTICLE II

DEFINITIONS

The following words and terms as used herein shall have that meaning set forth therefor in this Article, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

2.1  BOARD shall mean the Board of Directors of the Company.

2.2  CODE shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.3  COMMON STOCK shall mean the Common Stock, $.03 par value, of the Company, and any other securities of the Company to the extent provided in Article VIII.

2.4  COMPANY shall mean Optelecom, Inc., a Delaware corporation, and any successor to it.

2.5  FAIR MARKET VALUE shall mean the closing bid price of the Common Stock as reported on the National Association of Securities Dealers Automated Quotation Service (“NASDAQ”) or, if the Common Stock is traded on a national securities exchange, the last reported trade price on that day. If the Common Stock at any time is neither quoted on NASDAQ nor traded on a national securities exchange, then the price shall be determined in good faith by the Board.

2.6  OPTION shall mean a stock option granted under this Plan.

2.7  PARTICIPANT shall mean any member of the Board who participates in the Plan as provided in Article III.

2.8  PLAN shall mean the Optelecom, Inc. 2001 Directors Stock Option Plan as set forth herein and as amended from time to time.

2.9  SUBSIDIARY shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 425(f) of the Code, as that section may be amended from time to time.

2.10  TELEPHONIC BOARD MEETING shall mean a meeting of the Board in which participation is by use of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE III

ELIGIBILITY

Each member of the Board who is not an employee of the Company or of any of its Subsidiaries shall be a participant in the Plan. Participation shall continue for so long as the Board member continues to serve on the Board and is not employed by the Company or any of its Subsidiaries.

ARTICLE IV

SHARES SUBJECT TO PLAN

The total number of shares of the Common Stock which are available for granting options hereunder shall be 200,000 (subject to adjustment as provided in this Article IV and in Article VIII). The shares of Common Stock issued upon exercise of an Option shall be made available, in the discretion of the Board, either from authorized but unissued Common Stock or from any outstanding Common Stock which has been reacquired by the Company. In the event that any Option terminates for any reason without having been exercised in full, the unpurchased shares of Common Stock subject to that Option shall once again become available for the granting of Options.

ARTICLE V

ONE-TIME GRANT UNDER THE PLAN

On the date when this Plan is approved by the Stockholders (“Approval Date”) each non-employee Director who shall have participated in three or more Telephonic Board Meetings and/or other Board meetings between January 1, 2001 and such Approval Date shall be granted an option to purchase 4,000 shares of Common Stock at the Fair Market Value of the Common Stock on the Approval Date. No options shall be granted pursuant to this ARTICLE V or ARTICLE VI to any non-employee Director who attended fewer than three meetings of either type during such period.

ARTICLE VI

GRANT OF OPTIONS

On the date of each Board meeting that is held on or after the Approval Date but prior to December 31, 2005, each non-employee Director who attends a Telephonic Board Meeting shall be granted, as remuneration for participation, an option to purchase 500 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such meeting, and on the date of each Board meeting which is not a Telephonic Board Meeting that is held between the Approval Date and December 31, 2005, each non-employee Director who attends such meeting shall be granted, as remuneration for attendance, an option to purchase 1,000 shares of Common Stock valued at the Fair Market Value of the Common Stock on the date of such meeting. Notwithstanding anything in this Plan to the contrary, no Director shall earn or receive stock options pursuant to this ARTICLE VI for more than an aggregate of 2,000 shares of Common Stock for any calendar quarter except to the extent that adjustments are made pursuant to ARTICLE VIII.

ARTICLE VII

TERMS AND CONDITIONS OF OPTIONS

All Options granted under the Plan shall be evidenced by an Option Agreement which shall be in such form as the Board may from time to time approve and shall be executed on behalf of the Company by one or more of the officers of the Company. Each such Option Agreement shall be subject to the terms and conditions of the Plan and shall provide in substance as follows:

7.1  PRICE PER SHARE.  Each Option Agreement shall specify the purchase price per share for the shares covered by the Option, which purchase price shall be equal to the Fair Market Value of the Common Stock on the date of the Board meeting for which such option is being granted.

7.2  TERM AND EXERCISE OF OPTIONS.  Every Option granted hereunder shall have a term of five years, which term shall commence with the date of its grant. All granted Options shall vest immediately. In the event that a Participant ceases to be eligible to participate in the Plan because he or she was terminated for cause, all unexercised Options previously granted to him or her hereunder shall terminate immediately. If a Participant dies during the five year term of an Option, his or her estate, personal representative or the person that acquires his or her Options by bequest or inheritance or by reason of such death shall have the right to exercise such Options for a period of 12 months after the date of such Participant’s death. Except as set forth above, all other Options granted under this Plan shall be exercisable by the Participant at any time during the five year term thereof whether or not the Participant is a Director of the Company or of any Subsidiary at the time of such exercise.

7.3  EXERCISE OF OPTIONS.  Each Option Agreement shall provide that the Option evidenced thereby shall be exercised by delivering a written notice of exercise to the Company. Each such notice shall state the number of shares of Common Stock with respect to which the Option is being exercised and shall be signed by the person (or persons) exercising the Option and, in the event the Option is being exercised by any person other than the Participant, shall be accompanied by proof, satisfactory to counsel for the Company, of the right of such person to exercise the Option. A certified or cashier’s check in full payment of the purchase price for the number of shares of Common Stock specified in the notice must accompany such notice.

The date of exercise of an Option shall be the date on which written notice of exercise and payment of the purchase price shall have been delivered to the Company, but the exercise of an Option shall not be effective until the person (or persons) exercising the Option shall have complied with all the provisions of the Option Agreement governing the exercise of the Option. The Company shall deliver as soon as practicable after receipt of notice and payment, certificates for the shares of the Common Stock subject to the Option.

7.4  Each Option granted hereunder shall be transferable only to the extent permitted under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the SEC. Each Option Agreement shall provide that, unless the Option evidenced thereby is transferable under Rule 16b-3 or any other Rule, Regulation or staff position promulgated by the Securities and Exchange Commission (“SEC”), such Option shall be non-transferable and non-assignable by the Optionee other than by death, as provided in Article 7.2 above, and during the lifetime of the Optionee such Option may be exercised only by the Optionee or such Optionee’s legal representative.

ARTICLE VIII

EFFECT OF CERTAIN CHANGES

8.1  ANTI-DILUTION.  The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option, and the price per share for each such Option, may all be appropriately adjusted, as the Board may determine, for any increase or decrease in the number of shares of issued Common Stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, provided; however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made in the event of a contribution, directly or indirectly, of Common Stock by the Company to any Company employee benefit plan.

8.2  MERGER OR REORGANIZATION.  Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if such holder actually owned the stock subject to the option immediately prior to the time any such transaction became effective, provided; however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise of Options with respect to all shares covered thereby, whether or not by its terms such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

8.3  DISSOLUTION.  In the case of dissolution of the Company, every Option outstanding hereunder shall terminate, provided; however, that each Option holder shall have 30 days’ prior written notice of such event, during which time he or she shall have the right to exercise Options with respect to all shares covered thereby, whether or not, by its terms, such Option is then exercisable and without regard to any installment exercise provisions therein or in this Plan.

8.4  BINDING DETERMINATION.  On the basis of information known to the Company, the Board shall make all determinations under this Article VIII.

8.5  RIGHTS OF PARTICIPANTS.   Except as hereinabove expressly provided in this Article VIII, an Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustments by reason thereof shall be made with respect to the number or price of shares of Common Stock subject to the Option. The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or part of its business or assets.

ARTICLE IX

AMENDMENT AND TERMINATION

The Board shall have the right to amend or suspend or terminate this Plan at any time, provided that unless first approved by the stockholders of the Company no amendment shall be made to the Plan which: (1) materially modifies the eligibility requirements of Article III, (2) increases the total number of shares of Common Stock which may be issued under the Plan, (3) reduces the purchase price of shares under the Plan, (4) changes the term of the Plan as set forth in Article XIII, (5) extends the term of any Option granted under the Plan, or (6) otherwise materially increases the benefits of the Plan to Participants.

ARTICLE X

ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES REGULATIONS

The obligation of the Company to sell and deliver the Common Stock under Options granted under this Plan shall be subject to all applicable laws, regulations, rules and approvals. The Company shall have no obligation hereunder to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national market system.

ARTICLE XI

APPLICATION OF FUNDS

Any proceeds received by the Company as a result of the exercise of Options granted under the Plan may be used for any valid corporate purpose.

ARTICLE XII

NOTICE

Any notice to the Company required or permitted under this Plan shall be in writing and shall either be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, to the Company at its offices at 9300 Gaither Road, Gaithersburg, Maryland, 20877.

ARTICLE XIII

TERM OF PLAN

The Plan shall terminate on December 31, 2005, by operation of Section 8.3, or on such earlier date as may be determined by the Board. In any event, termination shall be deemed to be effective as of the close of business on the day of termination. No Options may be granted after such termination. Termination of the Plan, however, shall not affect the rights of Participants under Options previously granted to them, and all unexpired Options shall continue in force and operation after termination of the Plan until they lapse or terminate by their own terms and conditions.

ARTICLE XIV

EFFECTIVE DATE

This Plan shall be effective on the day upon which it is approved by the stockholders of the Company.

Date approved by stockholders: December 11. 2001

FIRST AMENDMENT
TO
2001 DIRECTORS STOCK OPTION PLAN
OF
OPTELECOM, INC.

The 2001 Directors Stock Option Program is hereby amended as follows pursuant to the majority vote of the shareholders at the Annual Shareholders Meeting on April 25, 2003 as part of the 2003 Directors Compensation Plan:

Each outside member of the Board of Directors will receive stock options to purchase 1,000 shares of common stock for each meeting attended either in person or by telephone. 1,000 shares of restricted stock (non-transferable for a period of two (2) years) will be granted to all non-employee Directors on the date of the annual meeting at the closing price on the date of the annual meeting. This grant will be supplemented with a cash payment equal to the tax amount due on such grant. All shares of stock issued under the 2003 Directors Compensation Plan will be issued in accordance with the terms and conditions of the 2001 Directors Stock Option Plan. Each director will be required to hold 2,500 shares of stock, not including the restricted stock issued in conjunction with the annual meeting, within a year of his/her election to the Board. To facilitate this process, directors will be permitted to pay for their shares and the taxes involved with board and committee fees and retainers until they have accumulated the required number of shares.

Certified as true and correct this 26th day of April, 2003.

David L. Lowans, Esq.
Corporate General Counsel

OPTELECOM-NKF, INC.
BOARD OF DIRECTORS
PROXY FOR
ANNUAL MEETING
                       The undersigned hereby appoints Carl J. Rubbo Jr. and Edmund D. Ludwig or either of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the stock of the undersigned in Optelecom-NKF, Inc.
  1. To elect the nominee as a director of the Company.
 Nominees for a three-year term ending in 2009:

[_]	FOR	Robert F. Urso

[_]	WITHHOLD AUTHORITY

[_]	FOR	James Armstrong

[_]	WITHHOLD AUTHORITY

[_]	FOR	Thomas Overwijn

[_]	WITHHOLD AUTHORITY

FOR AGAINST ABSTAIN

[_]	[_]	[_]	2.	To approve the 2006 Directors Compensation Plan for the Board of Directors.

[_]	[_]	[_]	3.	To extend the term of the 2001 Directors Stock Option Plan to December 31, 2010.

[_]	[_]	[_]	4.	To transact such other business as may properly before the meeting.
                       In the absence of instructions, shares represented by this proxy will be voted in favor of all proposals.
                       Receipt of the notice of the meeting, the proxy statement and the annual report of the company for the year ended December 31, 2005 is hereby acknowledged.
                       PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.
                       YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOU MAY REVOKE THIS PROXY AT ANY TIME, AND THE GIVING OF IT WILL NOT AFFECT YOUR RIGHT TO ATTEND THE MEETING AND VOTE IN PERSON.
                                                                   L.S.                                                                                 L.S.
Dated:                                         , 2006
NOTE: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.